UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2003

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 S. Ridgewood Ave., Daytona Beach, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(386) 252-9601

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

            (c) The following Exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Certification of J. Hyatt Brown, chief executive officer of the Company.

99.2	Certification of Cory T. Walker, chief financial officer of the Company.

  Item 9.              Regulation FD Disclosure

            On March 24, 2003, Brown & Brown, Inc. (the "Company") submitted to the Securities and Exchange Commission certifications by its chief executive officer and chief financial officer, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company's report on Form 10-K for the year ended December 31, 2002 filed on March 24, 2003.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 2003

                                                                        BROWN & BROWN, INC.
                                                                        (Registrant)

                                                                        By:  /S/ LAUREL L. GRAMMIG
                                                                                Laurel L. Grammig
                                                                                Vice President